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                                                             EXHIBIT 10(bb)

                                                            EXECUTION COPY

                            AMENDMENT NO. 2 TO AMENDED
                           AND RESTATED CREDIT AGREEMENT

          AMENDMENT dated as of May 2, 1995 among AMERICAN EXPLORATION COMPANY (the "Borrower"), the BANKS listed on the signature pages hereof (the "Banks"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent"), and BANK OF MONTREAL, as Co-Agent (the "Co-Agent").

                              W I T N E S S E T H :

          WHEREAS, the Borrower, the Banks, the Agent and the Co-Agent have heretofore entered into an Amended and Restated Credit Agreement dated as of December 21, 1994, as amended by Amendment No. 1 dated as of February 16, 1995 (as so amended, the "Agreement"); and

          WHEREAS, the parties hereto desire to amend certain provisions of the Agreement in the manner set forth below.

          NOW, THEREFORE, the parties hereto agree as follows:

          SECTION 1. DEFINITIONS; REFERENCES. Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended hereby.

          SECTION 2. AMENDMENT OF SECTION 1.01 OF THE AGREEMENT. (A) The following defined terms in Section 1.01 are redefined as follows:

          "Level I Status" exists at any date (a) on which the sum of (i) the aggregate outstanding amount of the Loans and (ii) the aggregate Letter of Credit Liabilities is less than $65,000,000 or (b) on or after the date (if any) that the Borrower refinances the
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     Subordinated Debt on terms and conditions satisfactory to the Required
     Banks and in any event requiring no amortization prior to eight years after May 2, 1995.

          "Level II Status" exists at any date on which the sum of (i) the aggregate outstanding amount of the Loans and (ii) the aggregate Letter of Credit Liabilities is less than $70,000,000 and Level I Status does not exist.

          (B) The following defined term is hereby added to Section 1.01:

          "Level III Status" exists at any date on which the sum of (i) the aggregate outstanding amount of the Loans and (ii) the aggregate Letter of Credit Liabilities is greater than or equal to $70,000,000.

          SECTION 3.  AMENDMENT OF SECTION 2.05 OF THE AGREEMENT.  (A) In
Section 2.05(a) of the Agreement, the first sentence is amended to read as follows:

           (a) Each Domestic Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made until it becomes due, as follows:

               (1) for any day on which Level I Status exists, at a rate per annum equal to the lesser of (x) the Highest Lawful Rate applicable to the Bank making such Loan and (y) the sum of 3/4% plus the Base Rate for such day;

               (2) for any day on which Level II Status exists, at a rate per annum equal to the lesser of (x) the Highest Lawful Rate applicable to the Bank making such Loan and (y) the sum of 1% plus the Base Rate for such day; and

               (3) for any day on which Level III Status exists, at a rate per annum equal to the lesser of (x) the Highest Lawful Rate applicable to the Bank making such Loan and (y) the sum of 1 1/4% plus the Base Rate for such day.

          (B) In Section 2.05(b), the defined term "Margin" is redefined as follows:

          "Margin" means (i) for any day on which Level I Status exists, 1 3/4% or (ii) for any day on which

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     Level II Status exists, 2% or (iii) for any day on which Level III
     Status exists, 2 1/4%.

          SECTION 4. AMENDMENT OF SECTION 2.06(b) OF THE AGREEMENT. In Section 2.06(b) of the Agreement, the first sentence is amended to read as follows:

          (b) The Company shall pay to the Agent a letter of credit fee, as follows:

               (1) for any day on which Level I Status exists, at the rate of 1 3/4% per annum on the aggregate amount available for drawing under any Letter of Credit from time to time, such fee to be payable for the account of the Banks ratably in proportion to their participation therein;

               (2) for any day on which Level II Status exists, at the rate of 2% per annum on the aggregate amount available for drawing under any Letter of Credit from time to time, such fee to be payable for the account of the Banks ratably in proportion to their participation therein; and

               (3) for any day on which Level III Status exists, at the rate of 2 1/4% per annum on the aggregate amount available for drawing under any Letter of Credit from time to time, such fee to be payable for the account of the Banks ratably in proportion to their participation therein.

          SECTION 5. AMENDMENT OF SECTION 2.14 OF THE AGREEMENT. The first sentence of Section 2.14 is hereby deleted and replaced with the following:

          SECTION 2.14. BORROWING BASE. On May 2, 1995, the amount of the Borrowing Base shall be $75,000,000; this amount shall be reduced to $71,000,000 on September 30, 1995 and further reduced to $66,000,000 on December 31, 1995; PROVIDED, that the foregoing amounts are subject, in each case, to redetermination in accordance with the further provisions of this Section.

          SECTION 6. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

          SECTION 7. COUNTERPARTS; EFFECTIVENESS. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if

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the signatures thereto and hereto were upon the same instrument. This
Amendment shall become effective when the Agent shall have received duly executed counterparts hereof signed by the Borrower, each of the Banks and the Co-Agent (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party).

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                        AMERICAN EXPLORATION COMPANY


                                       By /s/ JOHN M. HOGAN
                                         Title: Sr. Vice President & CFO

                                       1331 Lamar, Suite 900
                                       Houston, Texas 77010
                                       Telecopy number: (713) 756-6007

                                       MORGAN GUARANTY TRUST COMPANY
                                         OF NEW YORK

                                       By John Kowalczuk
                                         ----------------------------------
                                         Title: VICE PRESIDENT


                                        BANK OF MONTREAL, as a Bank and
                                         as a Co-Agent

                                       By Robert Roberts
                                         ----------------------------------
                                         Title: Director, U.S. Corporate Banking


                                       BANQUE PARIBAS


                                       By Mark M. Green
                                         ----------------------------------
                                         Title: VICE PRESIDENT


                                       By  Barton D. Schouest
                                         ----------------------------------
                                            Title: GROUP VICE PRESIDENT

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                         MORGAN GUARANTY TRUST COMPANY
                            OF NEW YORK, as Agent

                                       By /s/ John Kowalczuk
                                         Title: VICE PRESIDENT
                                       60 Wall Street
                                       New York, New York  10260-0060
                                       Telex number:  177615
                                       Telecopy number: (212) 837-5335

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